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                                                                     Exhibit 4.1


[FACE OF CERTIFICATE]

NDMX

NANODYNAMICS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 63009A 10 6

THIS IS TO CERTIFY THAT

IS THE OWNER OF

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF $.001 PER SHARE OF

NANODYNAMICS, INC.

(hereinafter called the "Corporation") transferable on the books of the Corporation by said owner in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[SIGNATURE AND TITLE TO COME]

[SEAL]

[SIGNATURE AND TITLE TO COME]

COUNTERSIGNED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
      (NEW YORK, NEW YORK)
TRANSFER AGENT
BY
AUTHORIZED OFFICER

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[REVERSE OF CERTIFICATE]

The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT ----                  Custodian
                       -------------------------------------------------
                        (Cust)                        (Minor)
under Uniform Gifts to Minors
Act
    -------------------------
      (State)

Additional abbreviations may also be used though not in the above list.

For value received,                        hereby sell, assign and transfer unto
                    ----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
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Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.